FIRST AMENDMENT TO LOAN DOCUMENTS
(SENIOR LOAN)

THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made and entered into as of this 28th day of December, 2009 by and among those entities identified on Schedule 1 attached hereto and incorporated herein by this reference (collectively, “Borrower”), GRUBB & ELLIS REALTY INVESTORS, LLC, a Virginia limited liability company, f/k/a TRIPLE NET PROPERTIES, LLC (“GERI”), NNN REALTY ADVISORS, INC., a Delaware corporation (“NNN Realty Advisors”, and together with GERI, collectively, the “Guarantors”) and BANK OF AMERICA, N.A., a national banking association, successor by merger to LaSalle Bank National Association (“Lender”).

RECITALS:

WHEREAS, Lender previously made a $13,000,000.00 senior loan (the “Senior Loan”) to Borrower as evidenced and secured by, among other things, (i) that certain Promissory Note dated as of December 28, 2005 made by Borrower in favor of Lender (as amended, restated, modified or supplemented, the “Senior Note”), (ii) that certain Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated as of December 28, 2005 and recorded on January 9, 2006 in the Real Property Records of Dallas County, Texas (the “Records”) as Instrument Number 200600008233, as amended by that certain First Modification to Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated as of October 16, 2006 and recorded on November 7, 2006 in the Records as Instrument Number 200600413971 (as amended, restated, modified or supplemented the “Senior Deed of Trust”), securing certain collateral described in the Senior Deed of Trust, including, without limitation, the property commonly known as Executive Center II and III, 8330-8360 LBJ Freeway, Dallas, Texas 75243 (the “Property”), which Property is legally described on Exhibit A attached hereto and (iii) that certain Assignment of Leases and Rents dated December 28, 2005 and recorded on January 9, 2006 in the Records as Instrument Number 200600008234;

WHEREAS, the Senior Loan was further secured and evidenced by certain other Loan Documents (as defined in the Senior Deed of Trust), including, without limitation, (i) that certain Guaranty of Payment dated December 28, 2005 made by GERI in favor of Lender with respect to the Senior Loan (as amended, restated, modified or supplemented, the “Senior GERI Guaranty”), (ii) that certain Guaranty of Payment dated December 28, 2005 made by Anthony W. Thompson, an individual (“Thompson”), in favor of Lender with respect to the Senior Loan (as amended, restated, modified or supplemented, the “Senior Thompson Guaranty”), and (iii) that certain Guaranty (Securities Laws) dated December 28, 2005 made by GERI in favor of Lender with respect to the Senior Loan (the “Senior Securities Guaranty”); the Senior GERI Guaranty was later replaced by that certain Guaranty of Payment dated as of February 26, 2009 made by NNN Realty Advisors in favor of Lender with respect to the Senior Loan (as amended, restated, modified or supplemented, the “Senior NNN Guaranty”); and

WHEREAS, subject to the terms of this Amendment, Borrower, Guarantors and Lender have agreed to extend the Maturity Date (as defined in the Loan Documents).

NOW, THEREFORE, for and in consideration of the recitals set forth above and made a part hereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender do hereby agree as follows:

AGREEMENT:

1. Maturity Date. Subject to the terms and conditions contained in this Amendment, the Maturity Date is hereby extended until January 31, 2010. The definition of “Maturity Date” in the Loan Documents, and any and all references in the Loan Documents to the Maturity Date or the maturity of the Senior Loan, shall be deemed to mean January 31, 2010.

2. Debt Service Coverage Ratio. Lender agrees to waive any failure by Borrower, during the period of June 30, 2009 through January 31, 2010, to maintain the Minimum Debt Service Coverage (as defined in the Senior Note) required by the Senior Note.

3. Reaffirmation of Senior Securities Guaranty. GERI hereby agrees that: (i) its duties, liabilities, and obligations under the Senior Securities Guaranty are hereby reaffirmed and shall not in any manner be discharged, impaired, or released by execution and delivery of this Amendment or the Senior Deed of Trust Amendment (as hereinafter defined) (or any other amendment or modification executed or delivered prior to the date hereof); and (ii) the Senior Securities Guaranty is hereby reaffirmed and shall be and remain in full force and effect in accordance with all of its terms.

4. Reaffirmation of Senior NNN Guaranty. NNN hereby agrees that: (i) its duties, liabilities, and obligations under the Senior NNN Guaranty are hereby reaffirmed and shall not in any manner be discharged, impaired, or released by execution and delivery of this Amendment or the Senior Deed of Trust Amendment (or any other amendment or modification executed or delivered prior to the date hereof); and (ii) the Senior NNN Guaranty is hereby reaffirmed and shall be and remain in full force and effect in accordance with all of its terms. Notwithstanding anything to the contrary set forth in the Senior NNN Guaranty, for the period of June 30, 2009 through January 31, 2010, Lender covenants and agrees to forbear from exercising any rights and remedies available to Lender with respect to Section 16(a) of the Senior NNN Guaranty.

5. Lease Termination Fees. Notwithstanding anything to the contrary contained in the Loan Documents, from and after the date of this Amendment, Borrower shall promptly deliver (or cause to be delivered) to Lender any and all termination fees (collectively, “Lease Termination Fees”) received by Borrower or any of its affiliates in connection with the termination of any Leases (as defined in the Senior Deed of Trust), which Lease Termination Fees shall be applied against, and reduce, the outstanding principal balance of the Senior Loan. Without limitation of the foregoing, Borrower shall use reasonable efforts to cause all such Lease Termination Fees to be payable to Lender.

6. Conditions. As a condition precedent to the effectiveness of this Amendment and Lender’s obligations hereunder, each of the following conditions precedent shall have been satisfied (as determined by Lender in its sole and absolute discretion) as of the effective date of this Amendment:

6.1 Borrower shall have delivered to Lender the following items, each satisfactory in form and substance to Lender, in its sole and absolute discretion, and each dated as of the date hereof unless otherwise specified:

6.1.1 An original of this Amendment duly executed by Borrower and each Guarantor;

6.1.2 An amendment to the Senior Deed of Trust (the “Senior Deed of Trust Amendment”), executed and notarized by Borrower; and

6.1.3 Such other documents and instruments as Lender may reasonably request.

6.2 The Borrower shall have paid to Lender an extension and modification fee in the amount of Twenty-Two Thousand and No/100 Dollars ($22,000.00) (the “Extension Fee”), which Extension Fee shall be deemed fully earned, payable and non-refundable upon the execution and delivery of this Amendment.

The parties hereby agree that this Amendment will not be binding upon or enforceable against Lender until such time as each of the conditions precedent set forth above has been satisfied in Lender’s sole and absolute determination.

7. Miscellaneous Costs. Borrower agrees to pay all reasonable legal and other expenses incurred by Lender or otherwise in connection with this Amendment and the Senior Deed of Trust Amendment and all other documents or instruments contemplated hereby or thereby. Borrower also agrees to pay any mortgage, transfer, intangible or other such tax payable in connection with this Amendment and/or the Senior Deed of Trust Amendment, and Borrower shall indemnify, defend and hold Lender and its affiliates harmless from and against any and all losses, liabilities, obligations, penalties, claims, fines, demands, litigation, defenses, costs, judgments, suits, proceedings, damages, disbursements or expenses of any kind or nature whatsoever (including, without limitation, attorneys’ fees and expenses), which may at any time be either directly or indirectly imposed upon, incurred by or asserted or awarded against Lender or any of its affiliates in connection with, arising from or relating to a failure by Borrower to timely pay any such amounts. In the event Lender institutes legal proceedings in connection with this Amendment and Lender is the prevailing party in such proceedings, Lender shall be entitled to recover from Borrower the costs and expenses incurred in connection therewith, including, without limitation, court costs and litigation expenses, including without limitation, deposition costs, witness fees, transcript fees, and reasonable attorneys’ fees.

8. Amendments to Loan Documents. The parties hereto agree that:

8.1 The term “Maturity Date,” as used in the Loan Documents shall mean such Maturity Date, as amended by this Amendment;

8.2 The term “Deed of Trust,” as used in any of the Loan Documents shall mean the Senior Deed of Trust, as amended by this Amendment and the Senior Deed of Trust Amendment;

8.3 The term “Loan Documents” and each reference to each of such Loan Documents as used in the Senior Note and any of such Loan Documents shall mean the Loan Documents (as defined in the Senior Deed of Trust), as amended by this Amendment and the Senior Deed of Trust Amendment. This Amendment and the Senior Deed of Trust Amendment shall be deemed “Loan Documents” for all purposes.

9. Ratification. Each of Borrower and each Guarantor hereby ratifies, acknowledges and agrees that the Loan Documents (as modified hereby) represent valid, binding and enforceable obligations of Borrower or Guarantor, as applicable. Each of Borrower and Guarantor respectively represents and warrants that all of the representations and warranties of Borrower or Guarantor, as applicable, set forth in this Amendment and the other Loan Documents (as modified hereby) are complete and correct as of the date hereof. Each of Borrower and Guarantor hereby respectively reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower or Guarantor, as applicable, set forth in the Loan Documents (as modified by this Amendment) with the same force and effect as if each were separately stated herein and made as of the date hereof. Each of Borrower and Guarantor, respectively, further acknowledges, represents, warrants and agrees that there are and they have no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the Loan Documents. Each of Borrower and Guarantor hereby respectively agrees that this Amendment and all of the Loan Documents, as applicable, are in full force and effect, and nothing herein contained shall be construed as modifying in any manner any of the Loan Documents, except as may specifically be set forth herein, and nothing contained herein shall be deemed to constitute a waiver by Lender of any default under any of the Loan Documents, except as expressly set forth herein, it being the express intention of all parties to this Agreement to preserve Lender’s rights and remedies with respect to any such defaults, whether such rights and remedies are available under the Loan Documents, at law or in equity. Each of Borrower and Guarantor respectively agrees that no invalidity or unenforceability of any of the Loan Documents shall affect the validity or enforceability of this Amendment. Notwithstanding anything set forth herein to the contrary, neither Borrower nor Guarantors is making any representation or warranty as to the representations or warranties made by Anthony W. Thompson in the Loan Documents or otherwise reaffirming any of such representations or warranties.

10. Release of Lender; No Defenses. As additional consideration for Lender’s entering into this Amendment, Borrower and each Guarantor hereby irrevocably releases, discharges and acquits Lender, and each of its affiliates, agents, officers, directors, shareholders, attorneys and employees, and their respective successors and/or assigns, of and from all rights, claims, demands, obligations, liabilities, causes of action, breaches, damages, costs and expenses of any kind whatsoever, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, whether heretofore or now existing, whether based on contract, tort, breach of any duty or any other legal or equitable theory of recovery (collectively, the “Potential Claims”) arising on or prior to the date hereof, including, without limitation, any claims that in any way arise out of, are connected with or relate, in any way, to the Loan Documents, or the transactions contemplated thereby. The Potential Claims described herein are not limited to matters known or disclosed. Borrower and each Guarantor each acknowledges and agrees that as of the date hereof, it has no defenses of any nature whatsoever to the enforcement of any or all of the Loan Documents, and that it has no claims, counterclaims or offsets whatsoever against Lender in respect of the matters described in the Loan Documents, or which could be asserted against Lender, by reason of any act, conduct or omission of Lender, nor shall this Amendment give rise to any such defenses, claims, counterclaims or offsets.

11. No Waiver of Rights Under Loan Documents. No delay or failure by Lender to exercise any of its rights or remedies under any or all of the Loan Documents shall be deemed to constitute, nor, except as specifically and expressly set forth in this Amendment, is it intended to constitute, a waiver of any kind or nature with respect to any matter whatsoever under any or all of the Loan Documents or a waiver of Lender’s rights to pursue any and all of its rights and remedies under the Loan Documents at any time without further notice to the Borrower or any Guarantor with respect to any matter whatsoever, including, without limitation, under the Thompson Senior Guaranty and Thompson is expressly not released by this Amendment or any document executed and delivered in connection herewith. Further, no failure by Lender to exercise, or delay by Lender in exercising, any right, power or privilege under the Loan Documents or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under the Loan Documents or otherwise preclude any other or future exercise thereof, or the exercise of any other right, power or privilege, nor shall any provision of this Amendment be deemed to amend, modify, supplement, extend, delay, renew, terminate, waive, release or otherwise limit or prejudice Lender’s rights and remedies or the Borrower’s obligations under the Loan Documents. Except as specifically and expressly set forth in this Amendment, Lender has not waived any, and hereby expressly reserves all, rights and remedies of Lender, whether at law or in equity, with respect to the Loan and the Loan Documents or any matter, event or circumstance relating thereto.

12. Miscellaneous.

12.1 Assignment. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, and their respective permitted successors, and assigns, provided, however, that this Amendment may not be assigned by Borrower without the prior express written consent of Lender.

12.2 Governing Law. This Amendment shall be construed under and interpreted in accordance with and governed by the laws of the State of Illinois without regard to the conflicts of law provisions thereof.

12.3 Complete Agreement. This Amendment replaces any prior oral agreement between the parties, and any such prior oral agreement shall be of no force or effect. The provisions of this Amendment may only be amended by a subsequent instrument in writing clearly purporting to effect such amendment and signed by both parties.

12.4 Waiver. The failure of a party hereto to enforce, or the delay by a party hereto to enforce, any of its rights under this Amendment shall not be deemed a continuing waiver or a modification by such party of any of its rights under this Amendment and any party may, within the time provided by the applicable law, commence appropriate proceedings to enforce any or all of its rights under this Amendment and any prior failure to enforce or delay in enforcement shall not constitute a defense.

12.5 Partial Invalidity. In the event that any provision of this Amendment shall be found invalid or unenforceable, in whole or in part, by a court of competent jurisdiction or an arbitration tribunal, such provision shall be limited to the minimum extent necessary to render the same valid and enforceable, or shall be excised from this Amendment, as circumstances may require, and this Amendment shall be construed as if said provision had been incorporated herein as so limited, or as if said provision had not been included herein, as the case may be, and enforced to the maximum extent permitted by law.

12.6 Construction. Whenever used in this Amendment, the singular shall be construed to include the plural and vice versa, where applicable, and the use of the masculine, feminine or neuter gender shall include the other genders. The subject matter and language of this Amendment has been the subject of negotiations between the parties and their respective counsel, and this Amendment has been jointly prepared by their respective counsel. Accordingly, this Amendment shall not be construed against any party on the basis that this Amendment was drafted by such party or its counsel. Headings of section and subsections are for convenience of reference only, and shall not be construed as a part of this Amendment, or as limiting or defining the scope of any term or provision hereof.

12.7 Time is of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Amendment.

12.8 Waiver of Jury Trial. BORROWER AND LENDER, HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS, REGARDLESS OF WHETHER SUCH ACTION SOUNDS IN CONTRACT, TORT OR OTHERWISE (a) UNDER THIS AMENDMENT OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS AMENDMENT OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

12.9 Counterparts. This Amendment may be executed in one or more counterparts, and by each of the parties on separate counterparts, all of which, when taken together, shall constitute one original agreement.

12.10 Incorporation of Recitals. The recitals set forth above are true and correct and incorporated herein.

12.11 Signatures. This Amendment is fully binding on Borrower and each Guarantor whose signature is indicated below, notwithstanding the fact that this Amendment may have been signed by less than all of the obligors under the Loan Documents, and the fact that not all of the obligors under the Loan Documents have signed this Amendment shall not be used as a defense to enforcement of this Amendment or any other Loan Documents against Borrower and each Guarantor.

12.12 Authority. Lender represents and warrants to Borrower that it is the sole holder of the Senior Note, that Lender has full legal right, power and authority to enter into and perform this Amendment, and that the officer, agent or other representative executing this Amendment on behalf of Lender has the full right and authority to fully commit and bind it to this Amendment. Borrower and each Guarantor represents that it has full legal right, power and authority to enter into and perform this Amendment, and that the officer, agent or other representative executing this Amendment on behalf of Borrower or Guarantor, as the case may be, has the full right and authority to fully commit and bind it to this Amendment.

12.13 Financing Statements. Lender shall have the right to file any amendments to existing financing statements or any new financing statements that are necessary, in Lender’s reasonable judgment, to perfect or continue the perfection of Lender’s security interest in the Property.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

BORROWER:	See Schedule 1 attached hereto and incorporated herein by reference and made a part hereof

GERI:	GRUBB & ELLIS REALTY INVESTORS, LLC, a Virginia limited liability company, f/k/a TRIPLE NET PROPERTIES, LLC By: /s/ Michael Rispoli

Name: Michael Rispoli

Its: Chief Financial Officer

NNN REALTY ADVISORS:	NNN REALTY ADVISORS, INC., a Delaware corporation By: /s/ Michael Rispoli

Name: Michael Rispoli

Its: Chief Financial Officer

LENDER:	BANK OF AMERICA, N.A., a national banking association, successor by merger to LaSalle Bank National Association By: /s/ Christopher A. Thangaraj

Name: Christopher A. Thangaraj

Its: Vice President

SCHEDULE 1

Borrower Signatures

BORROWER:
NNN Executive Center, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its: Manager
By: /s/ Michael Rispoli _

Name: Michael Rispoli

Its: Chief Financial Officer

NNN Executive Center 1, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Michael Rispoli _

Name: Michael Rispoli

Its: Chief Financial Officer

NNN Executive Center 2, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Michael Rispoli _

Name: Michael Rispoli

Its: Chief Financial Officer

NNN Executive Center 3, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Michael Rispoli _

Name: Michael Rispoli

Its: Chief Financial Officer

NNN Executive Center 4, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Michael Rispoli _

Name: Michael Rispoli

Its: Chief Financial Officer

NNN Executive Center 5, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Michael Rispoli _

Name: Michael Rispoli

Its: Chief Financial Officer

NNN Executive Center 6, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 7, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 8, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer

NNN Executive Center 9, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 10, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 11, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer

NNN Executive Center 12, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 13, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 15, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 16, LLC, a Delaware limited liability company By: Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, f/k/a Triple Net Properties, LLC, Its: Vice President By: /s/ Michael Rispoli _ Name: Michael Rispoli Its: Chief Financial Officer NNN Executive Center II and III 2003, LP, a Texas limited partnership By: NNN Executive Center II and III GP, LLC, a Delaware limited liability company, its sole general partner By: Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, f/k/a Triple Net Properties, LLC Its: Manager } By: /s/ Michael Rispoli _ Name: Michael Rispoli Its: Chief Financial Officer NNN Executive Center 16, LLC, a Delaware limited liability company

By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center II and III 2003, LP, a Texas limited partnership
By: NNN Executive Center II and III GP, LLC, a Delaware limited liability company, its sole general partner
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its:	Manager
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer